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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - October 24, 2002

                                 _______________

                             Spacehab, Incorporated
             (Exact name of registrant as specified in its charter)

           Washington                      0-27206               91-1273737
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

     300 D Street, SW, Suite 814, Washington, DC                    20024
      (Address of principal executive offices)                   (Zip Code)

                                 (202) 488-3500
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

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Item 5.  Other Events.

         On October 24, 2002, Spacehab, Incorporated (the "Company") announced the planned retirement of its Chief Executive Officer, Dr. Shelley Harrison, to occur on March 31, 2003. Dr. Harrison will then continue as the non-executive Chairman of the Board of Directors and Michael E. Kearney, SPACEHAB President and Chief Operating Officer, will assume the role of Chief Executive Officer.

         The above summary is qualified in its entirety by the terms and provisions of the exhibits filed with this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable
         (b)   Not applicable
         (c)   Exhibits

               Following exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

               1 Press Release, dated October 24, 2002, announcing the planned retirement of its Chief Executive Officer, Dr. Shelley Harrison.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SPACEHAB, INC.

                                      By:  /s/ Julia A. Pulzone
                                           -------------------------------------
                                           Julia A. Pulzone
                                           Senior Vice President, Finance
                                           And Chief Financial Officer

Dated: October 28, 2002

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

  1 Press release, dated October 24, 2002, announcing the planned retirement of its Chief Executive Officer, Dr. Shelley Harrison.

                                       4